Exhibit 99.1

Ribbon Communications

Announces Restructuring Plan to Improve

Global Operations

June 11, 2019

Investor Relations
Monica Gould
+1 (212) 871-3927
IR@rbbn.com

US Press
Dennis Watson
+1 (214) 695-2214
dwatson@rbbn.com

International Press
Catherine Berthier
+1 (646) 741-1974
cberthier@rbbn.com

Industry Analyst Relations
Michael Cooper
+1 (708) 383-3387
mcooper@rbbn.com

WESTFORD, Mass. — /PRNewswire/ — Ribbon Communications Inc. (Nasdaq: RBBN), a global software leader in secure and intelligent cloud communications, today announced a restructuring initiative to further streamline its global footprint, improve its operations and enhance its customer delivery. This initiative includes refinement of the Company’s research and development (R&D) activities and facilities consolidation.

Driven by the growing market opportunity and customer demand for Network Function Virtualization (NFV) and the resulting virtualized software products, Ribbon is progressing its engineering talent, go-to-market teams and R&D efforts towards software and virtualized capabilities and plans to reduce its focus on hardware and appliance-based development over time. The Company’s improved development efforts are expected to focus on virtualization, functional simplicity and important customer requirements.

The facilities initiative includes a consolidation of Ribbon’s North Texas site into a single campus housing engineering, customer training and support, and administrative functions and a reduction or elimination of certain excess and duplicative facilities elsewhere. In addition, Ribbon plans to substantially consolidate its global software laboratories and server farms into two, lower cost North American sites.

“We are encouraged by our recent market share gains and the growing market acceptance of our virtualized, software-only portfolio of products. Our service provider and large enterprise customers are demanding greater software capabilities and features and we believe focusing our R&D activities will better position Ribbon over the next several years to take advantage of these market opportunities,” commented Fritz Hobbs, President and Chief Executive Officer of Ribbon.

“We believe this initiative will better position Ribbon strategically over the next several years as well as contribute to our long-term goals of sustainable profitable growth,” said Daryl Raiford, Chief Financial Officer of Ribbon. “With our projected increase in year-over-year profitability and expected resulting cash flow this year, Ribbon is in a solid position to undertake these strategic R&D actions and optimize its operations and facilities while continuing our previously announced stock repurchase program.”

The Company estimates that the restructuring initiative will reduce its cost footprint by approximately $25 million on an annualized basis once complete and that it will realize approximately $10 million of savings during the remainder of fiscal 2019. Ribbon estimates that it will record approximately $6 million of restructuring expense associated with workforce reduction initiatives. The Company plans to discuss its restructuring initiatives in more detail during its next quarterly earnings conference call.

Business Outlook

The Company is reaffirming its outlook for non-GAAP Adjusted EBITDA of approximately $100 million for its fiscal year 2019. Ribbon intends to utilize the majority of its anticipated savings in 2019 to further invest in its software development programs.

About Ribbon Communications
Ribbon Communications Inc. (Nasdaq: RBBN) delivers market-leading software solutions that secure and power many of the world’s leading service provider and enterprise communications environments. Built on world-class technology and intellectual property, the company’s cloud-native solutions deliver intelligent and secure real-time communications solutions for the cloud, network and enterprise edge. Ribbon’s Kandy Cloud real-time communications software platform delivers advanced and embedded CPaaS and UCaaS capabilities enabling service providers to rapidly create and deploy high-value communications services. To learn more, visit ribboncommunications.com.

Important Information Regarding Forward-Looking Statements

The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements made by our chief executive officer and our chief financial officer regarding our anticipated restructuring initiative; our anticipated non-GAAP Adjusted EBITDA for fiscal year 2019; our ability to align its cost structure with market conditions; our future results of operations and financial position including expenses and cost savings associated with the restructuring plan; plans and objectives of management for future operations; anticipated uses of savings from our restructuring plan; and our stock repurchase program, are forward-looking statements. Without limiting the foregoing, the words “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties and other important factors, including our ability to implement our restructuring and to recognize cost savings as a result of our restructuring plan; our ability to recruit and retain key personnel; our ability to realize benefits from acquisitions that we have completed; the effects of disruption from acquisitions, making it more difficult to maintain relationships with employees, customers, business partners or government entities; the timing of customer purchasing decisions and our recognition of revenues; economic conditions; difficulties supporting our strategic focus on channel sales; difficulties retaining and expanding our customer base; difficulties leveraging market opportunities; the impact of restructuring and cost-containment activities; litigation; actions taken by significant stockholders; difficulties providing solutions that meet the needs of customers; market acceptance of our products and services; rapid technological and market change; our ability to protect our intellectual property rights; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the impact of increased competition; increases in tariffs, trade restrictions or taxes on our products; currency fluctuations; changes in the market price of our common stock; and/or failure or circumvention of our controls and procedures.

Our forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements express or implied by the forward-looking statements. We caution you against relying on any of these forward-looking statements. For further information regarding risks and uncertainties associated with Ribbon Communications’ business and important factors that could cause actual results to differ materially from these forward-looking statements, please refer to the “Risk Factors” section of Ribbon Communications’ most recent annual and quarterly reports filed with the SEC. Any forward-looking statements represent Ribbon Communications’ views only as of the date on which such statement is made and should not be relied upon as representing Ribbon Communications’ views as of any subsequent date. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. While Ribbon Communications may elect to update forward-looking statements at some point, Ribbon Communications specifically disclaims any obligation to do so, except as may be required by law.

Discussion of Non-GAAP Financial Measures

Ribbon Communications management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, making operating decisions, planning and forecasting future periods, and determining payments under compensation programs. Our annual financial plan is prepared both on a GAAP and non-GAAP basis, and the non-GAAP annual financial plan is approved by our board of directors. Continuous budgeting and forecasting for revenue and expenses are conducted on a non-GAAP basis (in addition to GAAP) and actual results on a non-GAAP basis are assessed against the annual financial plan. We consider the use of non-GAAP financial measures helpful in assessing the core performance of our continuing operations and when planning and forecasting future periods. By continuing operations, we mean the ongoing results of the business adjusted for acquisition-related revenue as a result of purchase accounting and the related cost of revenue and excluding certain expenses and credits, including, but not limited to stock-based compensation, amortization of intangible assets, certain litigation costs, acquisition- and integration-related expense, restructuring and the reduction in deferred purchase consideration. While our management uses non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, GAAP measures. In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies. These non-GAAP financial measures should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to Ribbon’s financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future.

Adjusted EBITDA

We use Adjusted EBITDA as a supplemental measure to review and assess our performance. We calculate Adjusted EBITDA by excluding from net income (loss): interest income (expense), net; income tax benefit (provision); depreciation; and amortization of intangible assets. In addition, we exclude from net income (loss): adjustments to revenue and cost of revenue related to revenue reductions resulting from purchase accounting; stock-based compensation expense; certain litigation costs; acquisition- and integration-related expense; restructuring; and other income, net. In general, we add back the expenses that we consider to be non-cash and/or not part of our ongoing operations. Adjusted EBITDA is a non-GAAP financial measure that is used by our investing community for comparative and valuation purposes. We disclose this metric to support and facilitate our dialogue with research analysts and investors. Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

We believe that providing non-GAAP information to investors, in addition to the GAAP presentation, will allow investors to view the financial results in the way management views them. We further believe that providing this information helps investors to better understand our core financial and operating performance and evaluate the efficacy of the methodology and information used by our management to evaluate and measure such performance.

Reconciliation of Non-GAAP to GAAP Financial Measures

Ribbon is unable to project without unreasonable efforts the comparable GAAP net loss figure, which includes interest expense, net; income tax provision; depreciation; amortization of intangible assets; acquisition-related revenue and related cost of revenue adjustments; stock-based compensation expense; certain litigation costs; acquisition- and integration-related expense; restructuring; and other income (expense), net. The 2019 full year guidance does not take into account the benefit of the anticipated $63 million in payments related to a recently resolved litigation matter as Ribbon is currently evaluating the accounting treatment of such payments.